UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)                      July 7, 2004

TELEFLEX INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

155 South Limerick Road, Limerick, Pennsylvania	19468

(Address of Principal Executive Offices)	(Zip Code)

     Registrant’s Telephone Number, Including Area Code                      (610) 948-5100

(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE
PRESS RELEASE

Item 5. Other Events and Regulation FD Disclosure.

     5.1

     On July 6, 2004, Teleflex Incorporated issued a press release announcing the completion of the acquisition of Hudson Respiratory Care, Inc. (Hudson) a leading provider of disposable medical products for respiratory care and anesthesia. The foregoing summary is subject to the full text of the press release, which is attached to this Report as Exhibit 99.1 and incorporated herein by reference.

     5.2

     Teleflex Incorporated announced on July 6, 2004 that earnings per share for the company’s second quarter ended June 27, 2004 are expected to be in the range of 83 to 85 cents per share. For the full year, the company now anticipates earnings will be in the range of $2.90 to $3.00, which is lower than the company’s previous guidance of $3.10 to $3.20. The foregoing summary is subject to the full text of the press release, which is attached to this Report as Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

99.1	Press Release dated July 6, 2004

99.2	Press Release dated July 6, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2004	TELEFLEX INCORPORATED
	By:	/s/
		Name:	Joan W. Schwartz
		Title:	Associate General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release dated July 6, 2004
99.1	Press Release dated July 6, 2004